                           SCHEDULE 14A INFORMATION
                           ------------------------

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Vitesse Semiconductor Corporation
---------------------------------
(Name of Registrant as specified in its charter)


------------------------------------------------------------
(Name of person(s) filing proxy statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.


               (1) Title of each class of securities to which transaction applies: ___________________________________________________

                    _________________________________________________

               (2)  Aggregate number of securities to which transaction applies:

                    _________________________________________________


               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________

                    _________________________________________________

               (4)  Proposed maximum aggregate value of transaction: ___________

                    _________________________________________________


               (5)  Total fee paid: ____________________________________________

                     _________________________________________________

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid: ____________________________________
               (2)  Form, Schedule or Registration Statement No.: ______________
               (3)  Filing Party: ______________________________________________
               (4)  Date Filed:_________________________________________________

                       VITESSE SEMICONDUCTOR CORPORATION

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 9, 1999

                               ----------------

DEAR VITESSE STOCKHOLDER:

  On Thursday, September 9, 1999, Vitesse Semiconductor Corporation (the "Company"), a Delaware corporation, will hold a Special Meeting of Stockholders at the Courtyard Marriott Hotel, located at 4994 Verdugo Way, Camarillo, California 93012. The meeting will begin at 9:00 a.m.

  Only stockholders who owned stock at the close of business on July 21, 1999 can vote at this meeting or any adjournments that may take place. At the meeting we propose to:

    1. Approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to provide for an increase in authorized shares of Common Stock, par value $.01 per share, of the Company from 100,000,000 to 250,000,000 shares.

    2. Attend to other business properly presented at the meeting.

  Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy card promptly in the accompanying reply envelope. If you do decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

  OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL OUTLINED IN THIS PROXY STATEMENT.

  We look forward to seeing you at the meeting.

The Board of Directors

Camarillo, California
August 10, 1999


                            YOUR VOTE IS IMPORTANT

 In order to assure your representation at the Special Meeting, we urge you to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope which is postage prepaid if mailed in the United States.

                       VITESSE SEMICONDUCTOR CORPORATION

                                Proxy Statement
                                      for
                        Special Meeting of Stockholders
                        To Be Held on September 9, 1999

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vitesse Semiconductor Corporation (the "Company") of proxies to be voted at the Special Meeting of Stockholders ("Special Meeting") to be held on Thursday, September 9, 1999, at 9:00 a.m., and at any adjournments that may take place.

  The Special Meeting will be held at the Courtyard Marriott Hotel, located at 4994 Verdugo Way, Camarillo, California 93012. The phone number at Company headquarters is 805-388-3700. The Company anticipates sending the proxy materials to stockholders on or about August 10, 1999.

  The following is important information in a question-and-answer format regarding the Special Meeting and this Proxy Statement.

Q: What may I vote on?

A: A proposal to amend the Amended and Restated Certificate of Incorporation to provide for an increase in authorized shares of Common Stock, par value $.01 per share, of the Company from 100,000,000 to 250,000,000 shares.

Q: How does the Board recommend I vote on the proposals?

A: The Board recommends a vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation to provide for an increase in authorized shares of Common Stock.

Q: Who is entitled to vote?

A: Stockholders as of the close of business on July 21, 1999 (the "Record
   Date") are entitled to vote at the Special Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date. As of the Record Date, 76,854,477 shares of the Company's Common Stock were issued and outstanding.

Q: How do I vote?

A: You may vote in person at the Special Meeting or by signing and dating each proxy card you receive and returning it in the prepaid envelope.

Q: How can I change my vote or revoke my proxy?

A: You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company's Secretary, or by returning a later-dated proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q: What does it mean if I get more than one proxy card?

A: It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q: Who will count the vote?

A: Representatives of Boston EquiServe, the Company's transfer agent, will count the votes and act as the inspector of the election. The Company believes that the procedures to be used by the Inspector to count the vote are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q: What is a "quorum"?

A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be counted as present with respect to that matter for purposes of establishing a quorum with respect to the vote on such matter.

Q: Who can attend the Special Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership with you to the Special Meeting. A copy of your brokerage account statement or an omnibus proxy (which you can obtain from your broker) will serve as proof of share ownership.

Q: How will voting on any other business be conducted?

A: We do not know of any other business to be considered at the Special
   Meeting other than the proposal described in this Proxy Statement. However, if any other business is properly presented at the Special Meeting, your signed proxy card gives authority to Pierre R. Lamond, Vitesse's Chairman, and Louis R. Tomasetta, Vitesse's President and Chief Executive Officer, to vote on such matters at their discretion.

Q: Who are the largest principal stockholders?

A: Fidelity Management and Research Corporation owned 9,005,889 shares, or
   11.7% as of February 12, 1999 according to information provided by Fidelity Management and Research Corporation. Janus Capital Corporation owned 5,556,189 shares, or 7.2% as of February 12, 1999 according to information provided by Janus Capital Corporation.

Q: How and when may I submit proposals for the 2000 Annual Meeting?

A: To have your proposal included in the Company's proxy statement for the 2000 Annual Meeting, you must submit your proposal in writing by August 19, 1999, to the Company's Secretary, c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

    If you submit a proposal for the 2000 Annual Meeting after November 2, 1999, the proxy for the 2000 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

    You should also be aware of certain other requirements you must meet to have your proposal brought before the 2000 Annual Meeting, and these requirements are explained in Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934.

Q: How much did this proxy solicitation cost?

A: Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $6,000, plus certain out-of-pocket expenses. We reimburse brokerage houses and persons representing beneficial owners of shares for their reasonable out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers or employees may also solicit proxies in person or by telephone, but they will not receive any additional compensation for doing so.

                        PROPOSAL ON WHICH YOU MAY VOTE

  Proposal to amend the Amended and Restated Certificate of Incorporation to
                                    provide
   for an increase in authorized shares of Common Stock, par value $.01 per share,
            of the Company from 100,000,000 to 250,000,000 shares.

  The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. In July 1999, the Board authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 250,000,000 shares (the "Amendment"). The Amendment is attached to the Proxy Statement as Annex A. The stockholders are being asked to approve the Amendment at the Special Meeting.

  As of the Record Date, 76,854,477 shares of Common Stock were issued and outstanding and an aggregate of approximately 11,883,456 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Company's stock option plans, employee stock purchase plans and certain other options and rights to acquire Common Stock assumed by the Company in connection with past acquisitions.

  If the Amendment is approved, the Board will have the authority to issue up to approximately 160,000,000 (as of the Record Date) shares of Common Stock without further stockholder approval. The Board believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The principal purpose of the proposed increase in the authorized number of shares of Common Stock is to provide sufficient shares for such corporate purposes as may be determined by the Board to be necessary or desirable. Such purposes may include, without limitation, facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend, raising capital or acquiring property, technologies or companies through merger or the sale of stock, or attracting or retaining valuable employees by the issuance of stock options. The Board currently has not adopted any specific resolution as to the use of the additional shares.

  Under Delaware law, the Board generally may issue authorized but unissued shares of Common Stock without stockholder approval. The Board does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the certificate of incorporation or by-laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

  The additional shares of Common Stock authorized pursuant to the Amendment would have all the rights and privileges which the presently outstanding shares of Common Stock possess. The increase in authorized shares would not immediately affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

  However, to the extent that the additional authorized shares are issued in the future, except in the case of a stock split or stock dividend, such issuances will decrease existing stockholders' percentage equity ownership and could have the effect of diluting the earnings per share and book value per share of outstanding stock ownership. The holders of Common stock have no preemptive rights.

Certain Anti-Takeover Effects

  The authorized but unissued shares of Common Stock could be used to make a change in control of the Company more difficult. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company.

Vote Required; Recommendation of the Board of Directors

  This proposal will be approved if a majority of the shares of the Company's outstanding Common Stock vote "FOR" the proposal. Abstention and broker "non-votes" will have the effect of a vote "AGAINST" the proposal.

  OUR BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
               OF VITESSE SEMICONDUCTOR CORPORATION COMMON STOCK

  The following table shows the number of shares of Common Stock owned as of the Record Date by the Company's directors, Chief Executive Officer and other four most highly compensated officers, all directors and officers as a group and holders of at least 5% of the Company's Common Stock. Share ownership by owners of at least 5% of our Common Stock is reproduced in reliance upon information provided to us by the holders thereof, without any inquiry by us, and may not be accurate as of the Record Date.

                                                             Total Shares Beneficially
                                          Shares Exercisable  Owned Plus Exercisable    Percent of
 Name of Individuals Or    Shares Owned   Within 60 Days of  Within 60 Days of July 1,    Total
   Identity of Group      Beneficially(1)    July 1, 1999              1999            Voting Power
 ----------------------   --------------- ------------------ ------------------------- ------------
Fidelity Management &
 Research Company.......     9,005,889             --                9,005,889              12%
 82 Devonshire Street
 Boston, MA 02109-3614

Janus Capital
 Corporation............     5,556,189             --                5,556,189               7%
 100 Fillmore Street
 Denver, CO 80206-4928

Louis R. Tomasetta(2)...       349,780         185,156                 534,936              *
 President & Chief
  Executive Officer

Neil J. Rappaport(3)....        55,606         125,000                 180,606              *
 Vice President, Sales

Pierre R. Lamond(4).....        80,000          27,000                 107,000              *
 Chairman of the Board

James A. Cole(5)........        16,850          90,000                 106,850              *
 Board of Directors

John C. Lewis(6)........        35,000          15,600                  50,600              *
 Board of Directors

Michael S.
 Millhollan(7)..........         8,047          30,710                  38,757              *
 Vice President &
  General Mgr.,
 Data Communications

Eugene F. Hovanec(8)....         7,460          15,169                  22,629              *
 Vice President, Finance
  & Chief
 Financial Officer

Robert R. Nunn(9).......        18,758             --                   18,758              *
 Vice President &
  General Mgr.,
 Telecommunications

Alex Daly(10)...........           --           15,600                  15,600              *
 Board of Directors

All directors and
 officers(11) as a group
 (12 persons)...........       835,369         642,002               1,477,371               2%

--------
  * Less than 1%

 (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities

 (2)Includes an aggregate of 32,500 shares held by Dr. Tomasetta as custodian for Kathleen A. Tomasetta and 32,500 shares for Susan A. Tomasetta, pursuant to the Transfer to Minors Act and as to which Dr. Tomasetta has voting and investment power. In the case of Dr. Tomasetta, includes 185,156 shares of common stock subject to options exercisable within 60 days of the date of this table.

 (3) Includes 125,000 shares of common stock subject to options held by Mr. Rappaport exercisable within 60 days of the date of this table.

 (4) Includes 27,000 shares of common stock subject to options held by Mr. Lamond exercisable within 60 days of the date of this table.

 (5) Includes 90,000 shares of common stock subject to options held by Mr. Cole exercisable within 60 days of the date of this table.

 (6) Includes 15,600 shares of common stock subject to options held by Mr. Lewis exercisable within 60 days of the date of this table.

 (7) Includes 30,710 shares of common stock subject to options held by Mr. Millhollan exercisable within 60 days of the date of this table.

 (8) Includes 15,169 shares of common stock subject to options held by Mr. Hovanec within 60 days of the date of this table.

 (9) Mr. Nunn resigned from his position with the Company in February 1999.

(10) Includes 15,600 shares of common stock subject to options held by Mr. Daly within 60 days of the date of this table.

(11) Includes 642,002 shares of common stock subject to options exercisable within 60 days of the date of this table.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

Camarillo, California
August 10, 1999

                                    ANNEX A

               CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED
       CERTIFICATE OF INCORPORATION OF VITESSE SEMICONDUCTOR CORPORATION

  The undersigned Eugene F. Hovanec does hereby verify that:

  I. He is the duly elected Vice President, Finance, Chief Financial Officer and Secretary of Vitesse Semiconductor Corporation, a Delaware corporation (the "Corporation").

  II. In accordance with Section 242 of the Delaware General Corporation Law, Section Four of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), filed with the Delaware Secretary of State on January 10, 1992, as amended on February 10, 1997 and February 12, 1998, is hereby amended to read in its entirety as follows:

    "4. This Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock ("Preferred") and Common Stock ("Common"). The total number of shares of Preferred this Corporation shall have authority to issue shall be 10,000,000, $0.01 par value, and the total number of Common this Corporation shall have authority to issue shall be 250,000,000, $0.01 par value."

  III. The foregoing amendment to the Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation.

  IV. The foregoing amendment to the Certificate of Incorporation has been duly approved by the stockholders of the Corporation at a Special Meeting of Stockholders in accordance with Section 242(b)(1) of the Delaware General Corporation Law. The number of shares held by stockholders who consented to this amendment equaled or exceeded the required percentage. The percentage required was more than 50% of the outstanding Common Stock.

  The undersigned declares under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true, correct and of his own knowledge.

  Executed at Camarillo, California, on September  , 1999.

                                          _____________________________________
                                          Eugene F. Hovanec,
                                          Vice President, Finance, Chief
                                           Financial
                                           Officer and Secretary

                                    ANNEX B

P                      VITESSE SEMICONDUCTOR CORPORATION
R                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
O                   FOR THE SPECIAL MEETING OF STOCKHOLDERS
X                       TO BE HELD ON SEPTEMBER 9, 1999
Y


The undersigned stockholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, dated August 10, 1999, and Proxy Statement, dated August 10, 1999, and hereby appoints Louis R. Tomasetta and Eugene F. Hovanec, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Special Meeting of Stockholders of Vitesse Semiconductor Corporation to be held on September 9, 1999, and at any adjournments thereof, upon the proposal set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


  SEE REVERSE SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE                 SEE REVERSE SIDE
----------------------------------------------------------------------------------------------------------------

P
R
O
X
Y

[X]  Please mark votes as in
     this example.


  MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL.

                1.  To approve an amendment to the Company's Amended                FOR        AGAINST      ABSTAIN
                    and Restated Certificate of Incorporation to authorize          [_]          [_]          [_]
                    an increase in the authorized shares of Common Stock
                    of the Company from 100,000,000 to 250,000,000 shares.

                               [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE VOTE, DATE, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If the signer is a partnership, please sign in a partnership name by authorized person.


          Signature:_____________________________   Date ___________________
          Signature:_____________________________   Date ___________________